UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

              ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2003



                               GLOBAL LINKS CORP.
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)


         0-29987                                     88-0106514
(Commission File Number)                    (IRS Employer Identification No.)

              4600 East Sunset Road, Suite 320                   89014
                      Henderson, Nevada                        (Zip Code)
          (Address of principal executive offices)

                                 (702) 436-7007
              (Registrant's telephone number, including area code)



            1280 Bison, Suite B9-529, Newport Beach, California 92660
                          (Registrant's former address)

                                 (949) 451-4518
           (Registrant's former telephone number, including area code)





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Item 1.  Changes in Control of Registrant.

         A change of control of the registrant occurred as a result of the merger of the registrant's wholly-owned subsidiary, Global Links Capital Group, Inc., a Nevada corporation, with and into Capitol Group Holdings Corporation, a Nevada corporation (the "Merger"). See Item 2 below. Pursuant to the Merger, the stockholders of Capitol Group Holdings received, in exchange for all of their Capitol Group Holdings Common Stock and Capitol Group Holdings Series B Preferred Stock, 30,000,000 shares of the Global Links Corp. Common Stock and 3,000,000 shares of the Global Links Corp. Series B Preferred Stock.

         The 30,000,000 shares of the Global Links Corp. Common Stock represent
89.92 percent of the common stock of the registrant. The 3,000,000 shares of the Global Links Corp. Series B Preferred Stock represent 89.55 percent of the preferred stock of the registrant. Each share of the Global Links Corp Series B Preferred Stock is convertible into 10 shares of the Global Links Corp. Common Stock and has a voting right equal to 10 shares of the Global Links Corp. Common Stock. Consequently, the 30,000,000 shares of the Global Links Corp. Common Stock and the 3,000,000 shares of the Global Links Corp. Series B Preferred Stock received in the Merger represent more than 100 percent of the voting securities of the registrant. No cash consideration or financing was used in connection with the Merger.

         Following the Merger, Frank J. Dobrucki, the President, Chief Executive Officer, and sole Director of Capitol Group Holdings owns (a) directly 3,910,000 shares of the Global Links Corp. Common Stock, and indirectly 1,200,000 shares of the Global Links Corp. Common Stock, and (b) directly 2,800,000 shares of the Global Links Corp. Series B Preferred Stock. As a result of his ownership, Mr. Dobrucki owns or controls (x) 15.3 percent of the issued and outstanding shares of the Global Links Corp. Common Stock, and (y) 83.58 percent of the issued and outstanding shares of the Global Links Corp. Series B Preferred Stock.

         As in the case of the registrant discussed above, the Series B Preferred Stock of Global Links Capital Group, Inc. and the Series B Preferred Stock of Capitol Group Holdings Corporation is convertible into 10 shares of the Common Stock of each of such parties. In addition, each share of said Series B Preferred Stock has the voting rights equal to 10 shares of such party's Common Stock.

         Also, prior to the effective date of the Merger (the "Effective Date"), pursuant to the Plan and Agreement of Triangular Merger described in Item 2 below, the current officers and directors of the registrant tendered their resignations following the appointment of Mr. Dobrucki as the sole director of the registrant and its President and Chief Executive Officer. The current employment agreement between Capitol Group Holdings and Mr. Dobrucki was assumed by the registrant. The employment agreement between the registrant and James G. Brewer, the former President and Chief Executive Officer of the registrant, was assumed by Global Links Card Services, Inc., a wholly-owned subsidiary of the registrant.

         Other than the Merger, there are no arrangements, known to the registrant, including any pledge by any person of securities of the registrant or any of its parents, the operation of which may at a subsequent date result in a change in control of the registrant.

Item 2.  Purchase or Disposition of Assets.

         On June 16, 2003, the registrant's and the registrant's wholly-owned subsidiary, Global Links Capital Group, Inc. and Capitol Group Holdings Corporation executed that certain Plan and Agreement of Triangular Merger. Pursuant to the Plan and Agreement of Triangular Merger, the stockholders of Capitol Group Holdings desired to cause the merger of Global Links Capital Group with and into Capitol Group Holdings (the "Merger" herein), and receive shares of the common stock of the registrant, par value $0.001 per share (the "Global Links Corp. Common Stock") and shares of the Series B preferred stock of the registrant, par value $0.001 per share (the "Global Links Corp. Series B Preferred Stock") in exchange for all of their shares of the common stock of Capitol Group Holdings, par value $0.001 per share (the "Capitol Group Holdings Common Stock") and the Series B preferred stock of Capitol Group Holdings, par value $0.001 per share (the "Capitol Group Holdings Series B Preferred Stock"). Capitol Group Holdings is the Surviving Corporation (the "Surviving Corporation").

         The effective date of the Merger was June 16, 2003, the date of the filing of Articles of Merger in the State of Nevada. However, the parties agreed to delay the effective date until June 30, 2003.

         Before the Merger, the stockholders of Capitol Group Holdings owned 30,000,000 shares of the Capitol Group Holdings Common Stock and 3,000,000 shares of Capitol Group Holdings Series B Preferred Stock, which shares constituted all of the issued and outstanding shares of the capital stock of Capitol Group Holdings. As a result of the Merger, the stockholders of Capitol Group Holdings received, in exchange for all of their Capitol Group Holdings Common Stock and Capitol Group Holdings Series B Preferred Stock, 30,000,000 shares of the Global Links Corp. Common Stock and 3,000,000 shares of the Global Links Corp. Series B Preferred Stock.

         The previously issued and outstanding 30,000,000 shares of the Global Links Capital Group Common Stock and 3,000,000 shares of the Global Links Capital Group Series B Preferred Stock held by the registrant, were exchanged for shares of the Capitol Group Holdings Common Stock and the Capitol Group Holdings Series B Preferred Stock, so that following the Merger, the registrant owns 30,000,000 shares of the Capitol Group Holdings Common Stock and 3,000,000 shares of the Capitol Group Holdings Series B Preferred Stock, which shares constitute 100 percent of the issued and outstanding shares of the Capitol Group Holdings Common Stock and the Capitol Group Holdings Series B Preferred Stock.

         The present Board of Directors of Capitol Group Holdings shall serve as the Board of Directors of the Surviving Corporation until the next annual meeting or until such time as their successors have been elected and qualified.

         If a vacancy shall exist on the Board of Directors of the Surviving Corporation on the Effective Date, such vacancy may be filled by the Board of Directors as provided in the Bylaws of the Surviving Corporation.

         All persons who, on the Effective Date, were executive or administrative officers of Capitol Group Holdings became officers of the Surviving Corporation until the Board of Directors of the Surviving Corporation shall otherwise determine. The Board of Directors of the Surviving Corporation may elect or appoint such additional officers as it may deem necessary or appropriate.

         The Articles of Incorporation and Bylaws of Capitol Group Holdings existing on the Effective Date shall continue in full force as the Articles of Incorporation and Bylaws of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

Item 5.  Other Events and Regulation FD Disclosure.

         The registrant has also relocated its executive offices to Henderson, Nevada as of June 16, 2003. The registrant's address and contact numbers are 4600 East Sunset Road, Suite 320, Henderson, Nevada 89014, telephone (702) 436-7007, and facsimile (702) 436-7008.

Item 7.  Financial Statements and Exhibits.

         Financial Statements.

         None. Financial statements with respect to Capitol Group Holdings Corporation will be filed within the time permitted by the regulations of the Securities and Exchange Commission, inasmuch as such financial statements have not been completed as of the date hereof.

         Exhibits.

         The following exhibits are filed herewith:

         Exhibit 10.1. Plan and Agreement of Triangular  Merger between the
         ------------
registrant and its wholly-owned subsidiary, Global Links Capital Group,Inc., and Capitol Group Holdings Corporation dated June 16, 2003.

          Exhibit 10.2. Articles of Merger dated June 16, 2003 and filed on June 16, 2003.

         Exhibit 10.3. Certificate of Merger issued by the State of Nevada dated June 16, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 30, 2003

                                                    GLOBAL LINKS CORP.


                                                    By  /s/  Frank J. Dobrucki
                                                    Frank J. Dobrucki, President